Exhibit 4.28


                       THIRD AMENDMENT AND SECOND WAIVER

          THIRD AMENDMENT AND SECOND WAIVER, dated as of January 28, 2004 (this "Amendment"), to and under the Second Amended and Restated Credit Agreement, dated as of November 30, 2001 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among Revlon Consumer Products Corporation, a Delaware corporation (the "Company"), the Local Borrowing Subsidiaries from time to time parties thereto (together with the Company, the "Borrowers"), the financial institutions from time to time parties thereto (the "Lenders"), Citibank, N.A., as documentation agent, J.P. Morgan Securities Inc., as arranger, and JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

          WHEREAS, MacAndrews & Forbes Holdings Inc., a Delaware corporation, and/or an Affiliate thereof ("M&FH"), have agreed to extend financing to the Company (the "New M&FH Financing") in the form of senior unsecured multiple-draw term loans in an aggregate principal amount of up to $125,000,000;

          WHEREAS, Revlon, Inc. ("Revlon") and the Company are exploring various options to reduce indebtedness, including, among other things, a possible exchange of Indebtedness of the Company for common stock or other equity of Revlon (the "Exchange");

          WHEREAS, in connection with the New M&FH Financing and the Exchange, the Company has requested that the Lenders amend certain provisions of the Credit Agreement and waive certain Defaults and Events of Default that may occur under the Credit Agreement; and

          WHEREAS, the Lenders are willing to agree to the requested amendments and waivers on the terms and conditions contained herein;

          NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

          Section 1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined. Unless otherwise identified herein, Section and subsection references refer to Sections and subsections of the Credit Agreement.

          Section 2. Waivers of Defaults and Events of Default. Subject to the occurrence of the Third Amendment Effective Date, the Lenders hereby waive:

          (a) any Default or Event of Default (which shall be deemed not to be continuing for all purposes of the Credit Agreement and the other Credit Documents) arising by reason of the Company's failure to comply with the Leverage Ratio set forth in subsection 11.1(a) of the Credit Agreement for the four consecutive fiscal quarter period ended on December 31, 2003;

          (b) until January 31, 2005, any Default or Event of Default (which shall be deemed not to be continuing for all purposes of the Credit Agreement and the other Credit Documents) arising by reason of the Company's failure to comply with the Leverage Ratio set forth in subsection 11.1(a) of the Credit Agreement for the four consecutive fiscal quarter period ending on December 31, 2004;

          (c) any Default or Event of Default (which shall be deemed not to be continuing for all purposes of the Credit Agreement and the other Credit Documents) arising by reason of the Company's failure to maintain the minimum EBITDA set forth in subsection 11.1(c) of the Credit Agreement for the four consecutive fiscal quarter period ended on December 31, 2003; and

          (d) until January 31, 2005, any Default or Event of Default (which shall be deemed not to be continuing for all purposes of the Credit Agreement and the other Credit Documents) arising by reason of the Company's failure to maintain the minimum EBITDA set forth in subsection 11.1(c) of the Credit Agreement for the four consecutive fiscal quarter period ending on December 31, 2004.

          Section 3. Amendments to Subsection 1.1 (Defined Terms). Subsection
1.1 of the Credit Agreement is hereby amended by:

          (a) deleting therefrom the defined terms for "Applicable Margin", "Liquidity" and "M&FH Lender" in their entireties and substituting in lieu thereof the following new definitions:

                  ""Applicable Margin" shall mean (a) with respect to Alternate Base Rate Loans, 4.50% per annum and (b) with respect to all other Loans, 5.50% per annum;

                  "Liquidity" shall mean, at any time, the sum of the following available amounts at such time: (a) Unrestricted Cash of the Company and its Subsidiaries, (b) the funds available under the Multi-Currency Commitments under this Agreement to the extent no Default or Event of Default has occurred and is continuing hereunder, (c) funds available under Indebtedness permitted pursuant to subsection 11.2(e) so long as such Indebtedness is owed to M&FH or an Affiliate thereof or subsection 11.2(n), in either case to the extent such Indebtedness, including the commitment with respect thereto, is (i) evidenced by documentation on substantially the same terms as (x) the M&FH Supplemental Line of Credit Agreement or (y) those provided in the respect of the M&FH Multiple-Draw Term Loans between the Company and the M&FH Lender, in the case of each of the foregoing clauses (x) and
         (y) as the same may be amended, supplemented or otherwise modified from time to time to the extent permitted under subsection 11.9 or
         (ii) in the case of Indebtedness permitted pursuant to subsection 11.2(e) only, evidenced by documentation reasonably acceptable to the Administrative Agent, provided that the amounts of such funds shall only be included pursuant to this clause (c) to the extent no default or event of default has occurred and is continuing under the applicable loan or credit agreement with respect thereto, (d) funds available under the M&FH Multiple-Draw Term Loan to the extent no default or event of default has occurred and is continuing thereunder and (e) funds available under the Revlon Preferred Stock Subscription to the extent the conditions to the obligations of the M&FH Lender with respect thereto are then being satisfied;

                  "M&FH Lender" shall mean M&FH, and/or an Affiliate thereof (other than REV Holdings), that provides financing to the Company pursuant to the Revlon Preferred Stock Subscription Agreement, the Interim Financing, if any, the M&FH Multiple-Draw Term Loan or the New M&FH Multiple-Draw Term Loan;" and

          (b) adding the following new definitions in the appropriate alphabetical order:

                  "Exchange" shall mean any exchange of Indebtedness of Revlon and the Company for common stock or other equity of Revlon, whether pursuant to an exemption from registration under Section 3(a)(9) of the Securities Act of 1933 or otherwise;

                  "M&FH Supplemental Line of Credit Agreement" shall mean the Senior Unsecured Supplemental Line of Credit Agreement, dated as of February 5, 2003, between the Company and M&FH, as the same may be amended, supplemented or otherwise modified from time to time to the extent permitted by subsection 11.9;

                  "New M&FH Multiple-Draw Term Loan" shall mean the senior unsecured multiple-draw term loans in an aggregate principal amount of up to $125,000,000 provided to the Company by the M&FH Lender pursuant to documentation, on substantially the same terms (except as necessary to permit the optional prepayment or repurchase thereof as permitted pursuant to Section 11.9(c)(ii) hereof) as those provided in respect of the M&FH Multiple-Draw Term Loan, between the Company and the M&FH Lender, as the same may be amended, supplemented or otherwise modified from time to time to the extent permitted by subsection 11.9;

                  "Third Amendment" shall mean the Third Amendment and Second Waiver, dated as of January 28, 2004, to and under this Agreement;

                  "Third Amendment Effective Date" shall mean the Third Amendment Effective Date as defined in the Third Amendment;".

          Section 4. Amendment to Subsection 8.28 (Indebtedness Owing to Affiliates). Subsection 8.28 of the Credit Agreement is hereby amended by deleting the second parenthetical thereof in its entirety and substituting in lieu thereof the following new parenthetical:

         " (not including any trade credit in the ordinary course of business, any Subordinated Intercompany Note, any Capital Contribution Note, any Capital Gains Note, any Indebtedness described in clause (z) of the proviso in paragraph (o) of Section 12, or on or after the Second Amendment Effective Date, any Indebtedness in respect of the Interim Financing, the M&FH Multiple-Draw Term Loan or any Indebtedness permitted to be incurred pursuant to subsection 11.2(n))".

          Section 5. Amendment to Subsection 10.2 (Certificates; Other Information). Subsection 10.2 of the Credit Agreement is hereby amended by deleting paragraph (g) thereof in its entirety and substituting in lieu thereof the following new paragraph (g):

                  "(g) within five Business Days following the last day of each month, a certificate of a Responsible Officer of the Company substantially in the form of Exhibit V; and".

          Section 6. Amendment to Subsection 11.1 (Financial Covenants). Subsection 11.1 of the Credit Agreement is hereby amended by:

(a) deleting the table contained in paragraph (a) thereof in its entirety and substituting in lieu thereof the following new table:

                             "Period                          Ratio
                             -------                          -----
                  12/31/01 through 12/31/02                   1.40:1.00

                  12/31/03                                    1.10:1.00

                  12/31/04 and thereafter                     1.10:1.00"; and

          (b) deleting the table contained in paragraph (c) thereof in its entirety and substituting in lieu thereof the following new table:

                             "Period                        Amount
                             -------                        ------

                  12/31/01 through 3/31/02                  $180,000,000

                  6/30/02 through 9/30/02                   $185,000,000

                  12/31/02                                  $210,000,000

                  12/31/03                                  $230,000,000

                  12/31/04 and thereafter                   $250,000,000"; and

          (c) deleting paragraphs (d) and (e) thereof in their entirety and substituting in lieu thereof the following new paragraphs (d) and (e):

                  "(d) Maintenance of Minimum Liquidity. Permit Liquidity of the Company and its Subsidiaries as of the close of business on any Business Day after the Second Amendment Effective Date to be less than $20,000,000.

                  (e) Certificate of Compliance with Financial Covenants. Fail to deliver to the Administrative Agent on or prior to January 31, 2005, a certificate of a Responsible Officer of the Company certifying the Company's compliance with the financial covenants contained in this subsection 11.1 for the four consecutive fiscal quarter period ending on December 31, 2004.".

          Section 7. Amendment to Subsection 11.2 (Indebtedness). Subsection
11.2 of the Credit Agreement is hereby amended by deleting paragraph (n) thereof in its entirety and substituting in lieu thereof the following new paragraph (n):

                  "(n) unsecured Indebtedness of the Company (i) in respect of the New M&FH Multiple-Draw Term Loan (and any increase in the amount outstanding thereunder due to the accrual and capitalization of interest in accordance with its terms), and (ii) to Affiliates in respect of additional working capital loans actually received in cash by the Company in an aggregate principal amount not to exceed $115,000,000 (and any increase in the amount outstanding thereunder due to the accrual and capitalization of interest in accordance with its terms), provided that,

                           (A) in the case of Indebtedness incurred pursuant to
                  clause (ii) only and which is provided pursuant to the M&FH Supplemental Line of Credit Agreement as in effect on the Third Amendment Effective Date:

                           (x) at the time of any incurrence of such Indebtedness on or after the Third Amendment Effective Date, at least $100,000,000 in aggregate principal amount of loans under the New M&FH Multiple-Draw Term Loan shall have been borrowed,

                           (y) the rate of interest payable on account of such Indebtedness shall be less than the rate then payable on Eurodollar Loans hereunder and

                           (z) other than pursuant to the Exchange, any such Indebtedness shall not mature prior to June 30, 2005 and shall not be repayable (and, in any event, shall not be repaid) prior to June 30, 2005 at any time when, after giving effect to such repayment, the Company would not be in compliance with subsection 11.1(d); and

                           (B) in the case of the Indebtedness, if any, incurred pursuant to clause (ii) only which is not provided for in the M&FH Supplemental Line of Credit Agreement as in effect on the Third Amendment Effective Date:

                           (w) such Indebtedness is evidenced by documentation on substantially the same terms as (i) those provided in the M&FH Supplemental Line of Credit Agreement or (ii) those provided in the respect of the M&FH Multiple-Draw Term Loans between the Company and the M&FH Lender, in the case of each of the foregoing clauses (i) and (ii) as the same may be amended, supplemented or otherwise modified from time to time to the extent permitted under subsection 11.9,

                           (x) at the time of any incurrence of such Indebtedness on or after the Third Amendment Effective Date, at least $100,000,000 in aggregate principal amount of loans under the New M&FH Multiple-Draw Term Loan shall have been borrowed,

                           (y) to the extent such Indebtedness is evidenced by documentation on substantially the same terms as the M&FH Supplemental Line of Credit Agreement, (1) the rate of interest payable on account of such Indebtedness shall be less than the rate then payable on Eurodollar Loans hereunder and (2) other than pursuant to the Exchange, any such Indebtedness shall not mature prior to June 30, 2005 and shall not be repayable (and, in any event, shall not be repaid) prior to June 30, 2005 at any time when, after giving effect to such repayment, the Company would not be in compliance with subsection 11.1(d)".

          Section 8. Amendments to Subsection 11.9 (Limitation on Payments on Account of Debt; Synthetic Purchase Agreements). Subsection 11.9 of the Credit Agreement is hereby amended by:

          (a) amending subsection 11.9(a) by adding the following proviso after the comma at the end of clause (ii) thereof:

     "provided that the Company and its Subsidiaries may amend, waive, supplement or otherwise modify any agreement governing the M&FH Multiple-Draw Term Loan or Indebtedness permitted to be incurred pursuant to subsection 11.2(n) on or after the Third Amendment Effective Date in order to extend the maturity date of such Indebtedness,";

          (b) amending subsection 11.9(b) by deleting the second proviso thereof in its entirety and substituting in lieu thereof the following new proviso:

     "provided further that the terms of any Affiliate Subordination Letter may be amended to the extent necessary to provide that such Affiliate Subordination Letter shall not govern Indebtedness in respect of the M&FH Multiple-Draw Term Loan, any Indebtedness permitted to be incurred pursuant to subsection 11.2(n) on or after the Second Amendment Effective Date or any Indebtedness described in clause (z) of the proviso in paragraph (o) of Section 12"; and

          (c) amending subsection 11.9(c) by:

                      (i) deleting paragraph (ii) thereof in its entirety and substituting in lieu thereof the following new paragraph (ii):

               "(ii) Indebtedness which is (A) permitted by paragraphs (d),
         (e), (j), (l),(m), (n)(ii), and (o) through (r) of subsection 11.2,
         (B) permitted by subsection 11.2(i) and has a final maturity which is earlier than the Termination Date or (C) permitted by subsection 11.2(n)(i) but only in an amount such that, after giving effect to any such prepayment, the aggregate principal amount of the New M&FH Multiple-Draw Term Loans then outstanding (excluding any accrual and capitalization of interest thereunder) shall not be less than $100,000,000, provided that such New M&FH Multiple-Draw Term Loans may not be repayable (and, in any event, shall not be repaid) prior to June 30, 2005 at any time when, after giving effect to such repayment, the Company would not be in compliance with subsection 11.1(d);"; and

                      (ii) (A) deleting "and" at the end of paragraph (iii) thereof, (B) deleting "or" at the end of paragraph (iv) thereof and substituting in lieu thereof "and", and (C) adding immediately after paragraph (iv) thereof the following new paragraph (v):

               "(v) Indebtedness exchanged pursuant to the Exchange; or".

          Section 9. Amendments to Section 12 (Events of Default). Section 12 of the Credit Agreement is hereby amended by:

          (a) deleting the proviso in paragraph (o) thereof in its entirety and substituting in lieu thereof the following new proviso:

      "provided that an Affiliate Subordination Letter shall not be required to be delivered with respect to (x) the M&FH Multiple-Draw Term Loan,
      (y) Indebtedness permitted to be incurred pursuant to subsection 11.2(n) on or after the Second Amendment Effective Date (and any Affiliate Subordination Letter previously delivered by the M&FH Lender in connection with the Interim Financing shall be terminated automatically on the Second Amendment Effective Date), and (z) Indebtedness issued under the Indentures"; and

          (b) deleting the second parenthetical in paragraph (r) thereof in its entirety and substituting in lieu thereof the following new parenthetical:

               "(other than (w) Indebtedness of the type contemplated by clause (i) of the definition of such term, (x) Indebtedness in respect of the Revlon Guarantee, (y) Indebtedness in respect of the Senior Secured Notes and (z) Indebtedness incurred after the Third Amendment Effective Date consisting solely of guarantees of Indebtedness of the Company under the Indentures solely to the extent necessary, in the opinion of counsel to the Company, to commence the offering of the Exchange (whether or not the Exchange is successfully consummated) so long as such guarantees are subordinated to the Revlon Guarantee pursuant to terms, and documentation in form and substance, reasonably satisfactory to the Administrative Agent)".

          Section 10. Representations and Warranties. The Company, as of the date hereof and after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates the representations and warranties made by it in Section 8 of the Credit Agreement and otherwise in the Credit Documents to which it is a party; provided that each reference to the Credit Agreement therein shall be deemed a reference to the Credit Agreement after giving effect to this Amendment.

          Section 11. Conditions to Effectiveness. This Amendment shall become effective as of the date (the "Third Amendment Effective Date") on which the Administrative Agent shall have received (a) counterparts of this Amendment duly executed by the Company and the Required Lenders and duly acknowledged and consented to by each Guarantor, Grantor and Pledgor, (b) for the account of each Lender that approves this Amendment prior to 5:00 pm (New York City time) on January 28, 2004, an amendment fee equal to 0.50% of the sum of such Lender's Multi-Currency Commitment and such Lender's Term Loans outstanding and
(c) an executed legal opinion from counsel to the Company, in form and substance reasonably acceptable to the Administrative Agent.

          Section 12. Reference to and Effect on the Credit Documents; Limited Effect. On and after the date hereof and the satisfaction of the conditions contained in Section 10 of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agents under any of the Credit Documents, nor constitute a waiver of any provisions of any of the Credit Documents. Except as expressly amended herein, all of the provisions and covenants of the Credit Agreement and the other Credit Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          Section 13. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as an original for all purposes hereof. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

          Section 14. GOVERNING LAW, ETC. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          Section 15. Expenses. The Company agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

                              REVLON CONSUMER PRODUCTS CORPORATION, as a
                              Borrower


                              By:  /s/ ROBERT K. KRETZMAN
                                   ------------------------------------
                                   Name:   Robert K. Kretzman
                                   Title:  Executive Vice President
                                           and Chief Legal Officer


                              REVLON INTERNATIONAL CORPORATION (UK Branch), as a Local Borrowing Subsidiary


                              By:  /s/ ROBERT K. KRETZMAN
                                   ------------------------------------
                                   Name:   Robert K. Kretzman
                                   Title:  Vice President and Secretary


                              REVLON AUSTRALIA PTY LIMITED, as a Local
                              Borrowing Subsidiary



                              By:  /s/ ROBERT K. KRETZMAN
                                   ------------------------------------
                                   Name:   Robert K. Kretzman
                                   Title:  Attorney-in-fact


                              EUROPEENNE DE PRODUITS DE BEAUTE, S.A.S., as a Local Borrowing Subsidiary



                              By:  /s/ ROBERT K. KRETZMAN
                                   ------------------------------------
                                   Name:   Robert K. Kretzman
                                   Title:  Attorney-in-fact


                              REVLON K.K., as a Local Borrowing Subsidiary



                              By:  /s/ ROBERT K. KRETZMAN
                                   ------------------------------------
                                   Name:   Robert K. Kretzman
                                   Title:  Attorney-in-fact


                              REVLON CANADA INC., as a Local Borrowing
                              Subsidiary


                              By:  /s/ ROBERT K. KRETZMAN
                                   ------------------------------------
                                   Name:   Robert K. Kretzman
                                   Title:  Attorney-in-fact


                              REVLON (HONG KONG) LIMITED, as a Local
                              Borrowing Subsidiary


                              By:  /s/ ROBERT K. KRETZMAN
                                   ------------------------------------
                                   Name:   Robert K. Kretzman
                                   Title:  Attorney-in-fact


                              REVLON S.p.A., as a Local Borrowing Subsidiary


                              By:  /s/ ROBERT K. KRETZMAN
                                   ------------------------------------
                                   Name:   Robert K. Kretzman
                                   Title:  Director

                              JPMORGAN CHASE BANK, as Administrative Agent and as a Lender


                              By:  /s/ NEIL R. BOYLAN
                                   ------------------------------------
                                   Name:   Neil R. Boylan
                                   Title:  Managing Director

                              CITIBANK, N.A., as Documentation Agent and as a Lender


                              By:  /s/ FRANK R. LOWE
                                   ------------------------------------
                                   Name:     Frank R. Lowe
                                   Title:    Managing Director

                              BLACK DIAMOND CLO 1998-1, LTD.


                              By:   /s/ ALAN CORKISH
                                   ------------------------------------
                                    Name:     Alan Corkish
                                    Title:    Director

                              BLACK DIAMOND CLO 2000-1, LTD.


                              By:   /s/ ALAN CORKISH
                                   ------------------------------------
                                    Name:     Alan Corkish
                                    Title:    Director

                              BLACK DIAMOND INTERNATIONAL FUNDING, LTD.


                              By:   /s/ ALAN CORKISH
                                   ------------------------------------
                                    Name:     Alan Corkish
                                    Title:    Director

                              COOKSMILL


                              By: /s/ JOHN R.M. CAMPBELL
                                  ------------------------------------
                                   Name:     John R.M. Campbell
                                   Title:    Authorized Signatory

                              CSAM FUNDING I


                              By: /s/  ANDREW MARSHAK
                                  ------------------------------------
                                  Name:    Andrew Marshak
                                  Title:   Authorized Signatory

                              FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND


                              By:  /s/ JOHN H. COSTELLO
                                  ------------------------------------
                                   Name:    John H. Costello
                                   Title:    Assistant Treasurer

                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By: /s/ WILLIAM MAGEE
                                  ------------------------------------
                                  Name:   William Magee
                                  Title:  Duly Authorized Signatory

                              LONG LANE MASTER TRUST IV
                              By Fleet National Bank as Trust Administrator


                              By: /s/ MICHAEL J. SULLIVAN
                                  ------------------------------------
                                  Name:     Michael J. Sullivan
                                  Title:    Director

                              NATEXIS BANQUES POPULAIRES


                              By:  /s/ FRANK H. MADDEN, JR.
                                  ------------------------------------
                                   Name:     Frank H. Madden, Jr.
                                   Title:    Vice President & Group Manager


                              By: /s/ JORDAN H. LEVY
                                  ------------------------------------
                                   Name:    Jordan H. Levy
                                   Title:   Assistant Vice President

                              OAK HILL CREDIT PARTNERS I, LIMITED


                              By:   Oak Hill CLO Management I, LLC
                                    As Investment Manager

                              By:  /s/ SCOTT D. KRASE
                                  ------------------------------------
                                   Name:     Scott D. Krase
                                   Title:    Authorized Person

                              OAK HILL CREDIT PARTNERS II, LIMITED


                              By:   Oak Hill CLO Management II, LLC
                                     As Investment Manager

                              By:  /s/ SCOTT D. KRASE
                                  ------------------------------------
                                   Name:     Scott D. Krase
                                   Title:    Authorized Person

                              OAK HILL SECURITIES FUND, L.P.


                              By:    Oak Hill Securities GenPar, L.P.,
                                     its General Partner

                              By:    Oak Hill Securities MGP, Inc.,
                                     its General Partner

                              By:  /s/ SCOTT D. KRASE
                                  ------------------------------------
                                   Name:     Scott D. Krase
                                   Title:    Vice President

                              OAK HILL SECURITIES FUND II, L.P.


                              By:     Oak Hill Securities GenPar II, L.P.,
                                      its General Partner

                              By:     Oak Hill Securities MGP II, Inc.,
                                      its General Partner

                              By:  /s/ SCOTT D. KRASE
                                  ------------------------------------
                                   Name:     Scott D. Krase
                                   Title:    Authorized Person

                              PRESIDENT & FELLOWS OF HARVARD COLLEGE


                              By:  Regiment Capital Management, LLC
                                   as its Investment Advisor


                              By:  Regiment Capital Advisors, LLC
                                   its Manager and pursuant to delegated
                                   authority


                              By:  /s/ TIMOTHY S. PETERSON
                                  ------------------------------------
                                   Name:     Timothy S. Peterson
                                   Title:    President

                              REGIMENT CAPITAL, LTD.


                              By:  Regiment Capital Management, LLC
                                   as its Investment Advisor


                              By:  Regiment Capital Advisors, LLC
                                   its Manager and pursuant to delegated
                                   authority


                              By:  /s/ TIMOTHY S. PETERSON
                                  ------------------------------------
                                   Name:     Timothy S. Peterson
                                   Title:    President

                              TRANSAMERICA BUSINESS CAPITAL CORPORATION


                              By:  /s/ WILLIAM MAGEE
                                  ------------------------------------
                                   Name:     William Magee
                                   Title:    Duly Authorized Signatory

                              TRS 1 LLC


                              By: /s/ JOHN PINEIRO
                                  ------------------------------------
                                   Name:     John Pineiro
                                   Title:    Director

                              VAN KAMPEN SENIOR INCOME TRUST


                              By:  Van Kampen Investment Advisory Corp.


                              By:  /s/ BRAD LANGS
                                  ------------------------------------
                                   Name:     Brad Langs
                                   Title:    Executive Director

                              VAN KAMPEN SENIOR LOAN FUND


                              By:  Van Kampen Investment Advisory Corp.



                              By:  /s/ BRAD LANGS
                                  ------------------------------------
                                   Name:     Brad Langs
                                   Title:    Executive Director

                          ACKNOWLEDGEMENT AND CONSENT

                                                   Dated as of January 28, 2004

                  Each of the undersigned (in its capacity as a Guarantor, Grantor and/or Pledgor, as the case may be, under the Security Documents to which it is a party) does hereby (a) consent, acknowledge and agree to the transactions described in the foregoing Third Amendment and Second Waiver and
(b) after giving effect to such Third Amendment and Second Waiver, (i) confirms, reaffirms and restates the representations and warranties made by it in each Credit Document to which it is a party, (ii) ratifies and confirms each Security Document to which it is a party and (iii) confirms and agrees that each such Security Document is, and shall continue to be, in full force and effect, with the Collateral described therein securing, and continuing to secure, the payment of all obligations of the undersigned referred to therein; provided that each reference to the Credit Agreement therein and in each of the other Credit Documents shall be deemed to be a reference to the Credit Agreement after giving effect to such Third Amendment and Second Waiver.

                              ALMAY, INC.
                              CHARLES OF THE RITZ GROUP LTD.
                              CHARLES REVSON INC.
                              COSMETICS & MORE INC.
                              PPI TWO CORPORATION
                              REVLON CONSUMER CORP.
                              REVLON DEVELOPMENT CORP.
                              REVLON GOVERNMENT SALES, INC.
                              REVLON INTERNATIONAL CORPORATION
                              REVLON PRODUCTS CORP.
                              REVLON REAL ESTATE CORPORATION*
                              RIROS CORPORATION
                              RIROS GROUP INC.
                              RIT INC.

                              By:  /s/ ROBERT K. KRETZMAN
                                   ------------------------------------------
                                   Name:  Robert K. Kretzman
                                   Title:  Vice President and Secretary
                                           *President and Secretary

                              REVLON, INC.

                              By:  /s/ ROBERT K. KRETZMAN
                                   ------------------------------------------
                                   Name:   Robert K. Kretzman
                                   Title:  Executive Vice President and
                                           Chief Legal Officer

                              NORTH AMERICA REVSALE INC.


                              By:  /s/ MICHAEL T. SHEEHAN
                                   ------------------------------------------
                                   Name:   Michael T. Sheehan
                                   Title:  Vice President and Secretary